SENTINEL GROUP FUNDS, INC.
                             ARTICLES SUPPLEMENTARY

         SENTINEL GROUP FUNDS, INC., a Maryland corporation, having its principal Maryland office c/o CSC - Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue two billion one hundred fifty million (2,150,000,000) shares of capital stock. All shares of all classes and series of capital stock of the Corporation have a par value of $0.01 per share, with an aggregate par value of Twenty-One Million One Hundred Fifty Thousand Dollars ($21,500,000). All of the Corporation's authorized shares of capital stock have been classified and divided into the following classes, each class comprising the number of shares and having the designations indicated:


CLASS A                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Balanced Fund                                                                40,000,000
Sentinel Capital Markets Income Fund                                                  20,000,000
Sentinel Capital Opportunity Fund                                                     40,000,000
Sentinel Common Stock Fund                                                            75,000,000
Sentinel Government Securities Fund                                                   90,000,000
SENTINEL HIGH YIELD BOND FUND                                                         20,000,000
Sentinel International Equity Fund                                                    15,000,000
Sentinel Mid Cap Growth Fund                                                          45,000,000
Sentinel New York Tax-Free Income Fund                                                20,000,000
Sentinel Short Maturity Government Fund                                               70,000,000
Sentinel Small Company Fund                                                          160,000,000
Sentinel Tax-Free Income Fund                                                         25,000,000
Sentinel U.S. Treasury Money Market Fund                                             750,000,000

CLASS B                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Balanced Fund                                                                20,000,000
Sentinel Capital Markets Income Fund                                                  10,000,000
Sentinel Capital Opportunity Fund                                                     40,000,000
Sentinel Common Stock Fund                                                            20,000,000
Sentinel High Yield Bond Fund                                                         20,000,000
Sentinel International Equity Fund                                                    20,000,000
Sentinel Mid Cap Growth Fund                                                          20,000,000
Sentinel Small Company Fund                                                           40,000,000
SENTINEL TAX-FREE INCOME FUND                                                         20,000,000
Sentinel U.S. Treasury Money Market Fund                                             100,000,000





CLASS C                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Balanced Fund                                                                10,000,000
Sentinel Capital Markets Income Fund                                                  10,000,000
Sentinel Capital Opportunity Fund                                                     40,000,000
Sentinel Common Stock Fund                                                            10,000,000
Sentinel High Yield Bond Fund                                                         10,000,000
Sentinel International Equity Fund                                                    10,000,000
Sentinel Mid Cap Growth Fund                                                          30,000,000
Sentinel Small Company Fund                                                           40,000,000

CLASS D                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Bond Fund                                                                    20,000,000

CLASS S                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Short Maturity Government Fund                                               50,000,000


         SECOND: The Board of Directors of the Corporation (the "Board of Directors"), acting in accordance with Section 2-105(c) of the Maryland General Corporation Law, hereby increases the number of shares classified and designated as Class A shares of Sentinel High Yield Bond Fund by ten million (10,000,000) shares and decreases the number of shares classified and designated as Class B shares of Sentinel Tax-Free Income Fund by twenty million (20,000,000) shares, and reclassifies ten million (10,000,000) shares as authorized and unissued shares of Capital Stock of the Corporation.

         THIRD: After this increase in the number of shares of common stock classified and designated as Class A shares of Sentinel High Yield Bond Fund and this decrease in the number of shares of common stock classified and designated as Class B shares of Sentinel Tax-Free Income Fund, and this reclassification of shares as authorized and unissued shares of Capital Stock of the Corporation, the Corporation will have the authority to issue two billion one hundred fifty million (2,150,000,000) shares of capital stock, and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Capital Stock of the Corporation will not be changed. All shares of all classes and series of capital stock of the Corporation have a par value of $0.01 per share, with an aggregate par value of Twenty-One Million Five Hundred Thousand Dollars ($21,500,000). One billion nine hundred million (1,900,000,000) shares of the Corporation's authorized capital stock have been classified and divided into the following classes, each class comprising the number of shares and having the designations indicated:

CLASS A                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Balanced Fund                                                                40,000,000
Sentinel Capital Markets Income Fund                                                  20,000,000
Sentinel Capital Opportunity Fund                                                     40,000,000
Sentinel Common Stock Fund                                                            75,000,000
Sentinel Government Securities Fund                                                   90,000,000
SENTINEL HIGH YIELD BOND FUND                                                         30,000,000
Sentinel International Equity Fund                                                    15,000,000
Sentinel Mid Cap Growth Fund                                                          45,000,000
Sentinel New York Tax-Free Income Fund                                                20,000,000
Sentinel Short Maturity Government Fund                                               70,000,000
Sentinel Small Company Fund                                                          160,000,000
Sentinel Tax-Free Income Fund                                                         25,000,000
Sentinel U.S. Treasury Money Market Fund                                             750,000,000


                                      -2-


CLASS B                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Balanced Fund                                                                20,000,000
Sentinel Capital Markets Income Fund                                                  10,000,000
Sentinel Capital Opportunity Fund                                                     40,000,000
Sentinel Common Stock Fund                                                            20,000,000
Sentinel High Yield Bond Fund                                                         20,000,000
Sentinel International Equity Fund                                                    20,000,000
Sentinel Mid Cap Growth Fund                                                          20,000,000
Sentinel Small Company Fund                                                           40,000,000
Sentinel U.S. Treasury Money Market Fund                                             100,000,000

CLASS C                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Balanced Fund                                                                10,000,000
Sentinel Capital Markets Income Fund                                                  10,000,000
Sentinel Capital Opportunity Fund                                                     40,000,000
Sentinel Common Stock Fund                                                            10,000,000
Sentinel High Yield Bond Fund                                                         10,000,000
Sentinel International Equity Fund                                                    10,000,000
Sentinel Mid Cap Growth Fund                                                          30,000,000
Sentinel Small Company Fund                                                           40,000,000

CLASS D                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Bond Fund                                                                    20,000,000

CLASS S                                                                     NUMBER OF SHARES ALLOCATED
-------                                                                     --------------------------
Sentinel Short Maturity Government Fund                                               50,000,000


         IN WITNESS WHEREOF, SENTINEL GROUP FUNDS, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested by its Secretary on the 10th day of March, 2006.

                                            SENTINEL GROUP FUNDS, INC.


                                            By__________________________________
                                            Christian W. Thwaites
                                            President
Attest:


--------------------------
Kerry A. Jung
Secretary





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



         THE UNDERSIGNED, President of SENTINEL GROUP FUNDS, INC. (the "Corporation"), who executed on behalf of the Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein are true in all material respects and that this statement is made under the penalties for perjury.



                                        ---------------------------
                                        Christian W. Thwaites
                                        President







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